EXHIBIT 10.53
FORM OF
COMMERCIAL PAPER DEALER AGREEMENT
4(2) PROGRAM
among
Time Warner Inc.,
as Issuer
Historic TW Inc.,
as Note Guarantor
Home Box Office, Inc. and Turner Broadcasting System, Inc.,
as Supplemental Guarantors
and
[•],
as Dealer

Concerning Notes to be issued pursuant to an Issuing and Paying Agency Agreement dated as of February 16, 2011, among the Issuer, the Note Guarantor and JPMorgan Chase Bank, National Association, as Issuing and Paying Agent
Dated as of
February 16, 2011

COMMERCIAL PAPER DEALER AGREEMENT
4(2) Program
     This agreement (“Agreement”) dated February 16, 2011, sets forth the understandings among the Issuer, the Guarantors and the Dealer, each named on the cover page hereof, in connection with the issuance and sale by the Issuer of its short-term promissory notes (the “Notes”) through the Dealer.
     Historic TW Inc. (the “Note Guarantor”) has agreed unconditionally and irrevocably to guarantee payment in full of the principal and interest (if any) on all such Notes of the Issuer, pursuant to a guarantee, dated as of February 16, 2011, in the form of Exhibit C hereto (the “Note Guarantee”), and Home Box Office, Inc. and Turner Broadcasting System, Inc. (the “Supplemental Guarantors”) have agreed unconditionally and irrevocably to guarantee the Note Guarantor’s guarantee of the Notes pursuant to guarantees dated February 16, 2011 in the form of Exhibit D hereto (the “Supplemental Guarantees”). The Note Guarantor and the Supplemental Guarantors are collectively referred to herein as the “Guarantors,” and the Note Guarantee and the Supplemental Guarantees are collectively referred to herein as the “Guarantees”.
     Certain terms used in this Agreement are defined in Section 6 hereof.
     The Addendum to this Agreement, and any Annexes or Exhibits described in this Agreement or such Addendum, are hereby incorporated into this Agreement and made fully a part hereof.
Section 1. Offers, Sales and Resales of Notes
     1.1 While (i) the Issuer has and shall have no obligation to sell the Notes to the Dealer or to permit the Dealer to arrange any sale of the Notes for the account of the Issuer, and (ii) the Dealer has and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where the Dealer purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by the Dealer in reliance on the representations, warranties, covenants and agreements of the Issuer contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.
     1.2 So long as this Agreement shall remain in effect, and in addition to the limitations contained in Section 1.7 hereof, the Issuer shall not, without the consent of the Dealer, offer, solicit or accept offers to purchase, or sell, any Notes except (a) in transactions with one or more dealers which may from time to time after the date hereof become dealers with respect to the Notes by executing with the Issuer one or more agreements which contain provisions substantially identical to Section 1 of this Agreement, of which the Issuer hereby undertakes to provide the Dealer prompt notice or (b) in transactions with the other dealers listed on the Addendum hereto, which are executing agreements with the Issuer which contain provisions substantially identical to Section 1 of this Agreement contemporaneously herewith. In no event shall the Issuer offer, solicit or accept offers to purchase, or sell, any Notes directly on its own behalf in transactions with persons other than broker-dealers as specifically permitted in this Section 1.2.
     1.3 The Notes shall be in a minimum denomination or minimum amount, whichever is applicable, of $250,000 or integral multiples of $1,000 in excess thereof, will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon by the Dealer and the Issuer at the time of each proposed sale, shall have a maturity not exceeding 365 days from the date of issuance (exclusive of days of grace) and shall not contain any provision for extension, renewal or automatic “rollover.”

     1.4 The authentication, delivery and payment of the Notes shall be effected in accordance with the Issuing and Paying Agency Agreement and the Notes shall be either individual bearer physical certificates or represented by book-entry Notes registered in the name of DTC or its nominee in the form or forms annexed to the Issuing and Paying Agency Agreement.
     1.5 If the Issuer and the Dealer shall agree on the terms of the purchase of any Note by the Dealer or the sale of any Note arranged by the Dealer (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate compensation for the Dealer’s services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through the Dealer, to the Issuing and Paying Agent, for the account of the Issuer. Except as otherwise agreed, in the event that the Dealer is acting as an agent and a purchaser shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, the Dealer shall promptly notify the Issuer, and if the Dealer has theretofore paid the Issuer for the Note, the Issuer will promptly return such funds to the Dealer against its return of the Note to the Issuer, in the case of a certificated Note, and upon notice of such failure in the case of a book-entry Note.
     1.6 All offers and sales of Notes by the Issuer shall be effected pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof, which exempts transactions by an issuer not involving any public offering. The Dealer and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:
     (a) Offers and sales of Notes shall be made only to investors reasonably believed by the Dealer to be: (i) Institutional Accredited Investors or Sophisticated Individual Accredited Investors, (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is reasonably believed by the Dealer to be an Institutional Accredited Investor or Sophisticated Individual Accredited Investor and (iii) Qualified Institutional Buyers (“QIBs”).
     (b) Resales and other transfers of Notes by the holders thereof shall be made only in accordance with the restrictions in the legends described in clause (e) below.
     (c) No general solicitation or general advertising shall be used in connection with any offering of the Notes. Without limiting the generality of the foregoing, none of the Dealer, the Issuer, or any Guarantor shall issue any press release or place or publish any “tombstone” or other advertisement relating to the Notes without the prior written approval of the other party.
     (d) No sale of Notes to any one purchaser shall be for less than $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.
     (e) Offers and sales of the Notes shall be made in accordance with Rule 506 under the Securities Act (other than the requirement set forth in Rule 503(a)), and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each Note offered and sold pursuant to this Agreement.
     (f) The Dealer shall furnish or shall have furnished to each purchaser of Notes for which it has acted as the dealer a copy of the then-current Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer, the Guarantors and the Dealer and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer and the Guarantors may be obtained.
     (g) The Issuer agrees, for the benefit of the Dealer and each of the holders and prospective purchasers from time to time of Notes, that at any time that the Issuer shall not be subject to Section 13 or 15(d) of the Exchange Act, the Issuer will furnish, upon request and at its expense, to the Dealer and to holders and prospective purchasers of Notes information as to the Issuer and the Guarantors required by Rule 144A(d)(4)(i).
     (h) In the event that any Note offered or to be offered by the Dealer would be ineligible for resale under Rule 144A, the Issuer shall promptly notify the Dealer (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to the Dealer an amendment or supplement to the Private Placement Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.
     (i) The Issuer and the Guarantors represent that the Guarantors are not presently issuing commercial paper in the United States market. In the event that one or more of the Guarantors does issue commercial paper in the United States market in reliance upon the exemption provided by Section 3(a)(3) of the Securities Act, the Issuer and the Guarantors agree that (a) the proceeds from sales of Notes will be segregated from proceeds of the sale of any such commercial paper by being placed in separate accounts, (b) the Issuer and the Guarantors will institute appropriate corporate procedures to ensure that offers and sales of commercial paper issued by the Guarantors are not integrated with offerings and sales of Notes hereunder and (c) the Issuer and the Guarantors will comply with the requirements of the Securities Act in selling commercial paper or other short-term debt securities other than the Notes in the United States.
     1.7 The Issuer and each Guarantor hereby represents and warrants to the Dealer, in connection with offers, sales and resales of Notes, as follows:
     (a) The Issuer and the Guarantors hereby confirm to the Dealer that within the preceding six months neither the Issuer, nor any Guarantor, nor any person other than the Dealer or the other dealers referred to in Section 1.2 hereof acting on behalf of the Issuer or a Guarantor has offered or sold any Notes, or any substantially similar security of the Issuer (including, without limitation, medium-term notes issued by the Issuer or a Guarantor with maturities less than 365 days), to, or solicited offers to buy any such security from, any person other than the Dealer or the other dealers referred to in Section 1.2 hereof. The Issuer and the Guarantors also agree that (except as permitted by Section 1.6(i) hereof), as long as the Notes are being offered for sale by the Dealer and the other dealers referred to in Section 1.2 hereof as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, none of the Issuer, any Guarantor or any person other than the Dealer or the other dealers referred to in Section 1.2 hereof will offer the Notes or any substantially similar security of the Issuer or a Guarantor for sale to, or solicit offers to buy any such security from, any person other than the Dealer or the dealers referred to in Section 1.2 hereof (except as contemplated by Section 1.2 hereof), it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act and Rule 506 thereunder and shall survive any termination of this Agreement. Each of the Issuer and the Guarantors hereby represents and warrants that it has not taken or omitted to take, and will not take or omit to take, any action that would cause the offering and sale of Notes hereunder to be integrated with any other offering of securities, whether such offering is made by the Issuer, a Guarantor or some other party or parties.
     (b) The Issuer represents and agrees that the proceeds of the sale of the Notes are not currently contemplated to be used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System of the United States of America. In the event that the Issuer determines to use such proceeds for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Issuer shall give the Dealer at least five business days’ prior written notice to that effect. Thereafter, in the event that the Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, the Dealer will sell such Notes only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A.
Section 2. Representations and Warranties of the Issuer and the Guarantors
The Issuer, with respect to Sections 2.1 through 2.10 and 2.20, and each Guarantor, for itself only, with respect to Sections 2.11 through 2.20, represents and warrants that:
     2.1 The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite power and authority to execute, deliver and perform its obligations under the Notes, this Agreement and the Issuing and Paying Agency Agreement.
     2.2 This Agreement and the Issuing and Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as enforceability of the indemnification provisions of this Agreement may be limited by federal securities laws.
     2.3 The Notes have been duly authorized, and when issued and delivered as provided in the Issuing and Paying Agency Agreement, will be validly issued and delivered and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
     2.4 The offer and sale of Notes in the manner contemplated hereby do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended.
     2.5 The Notes will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Issuer.
     2.6 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, this Agreement, the Notes or the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.
     2.7 None of the execution and delivery of this Agreement and the Issuing and Paying Agency Agreement, the issuance and delivery of the Notes in accordance with the Issuing and Paying Agency Agreement, or the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer or (ii) violate or result in a breach or an event of default under any of the terms of the Issuer’s charter documents or by-laws, any material contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which violation, breach or event of default is reasonably likely to have a material adverse effect on the business, operations or financial condition of the Issuer and its subsidiaries taken as a whole or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.
     2.8 There is no litigation or governmental proceeding pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any of its subsidiaries which is reasonably likely to result in a material adverse change in the business, operations or financial condition of the Issuer and its subsidiaries taken as a whole or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.
     2.9 The Issuer is not an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     2.10 Neither the Private Placement Memorandum nor the Company Information (excluding Dealer Information) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     2.11 Such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all the requisite power and authority to execute, deliver and perform its obligations under its Guarantee, this Agreement and, in the case of the Note Guarantor, the Issuing and Paying Agency Agreement.
     2.12 This Agreement, the Guarantee of such Guarantor and, in the case of the Note Guarantor, the Issuing and Paying Agency Agreement, have been duly authorized, executed and delivered by such Guarantor party thereto, and constitute legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor party thereto in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as enforceability of the indemnification provisions of this Agreement may be limited by federal securities laws.
     2.13 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, this Agreement, the Guarantees or, in the case of the Note Guarantor, the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.
     2.14 Neither the execution and delivery by such Guarantor of this Agreement, the Guarantees and, in the case of the Note Guarantor, the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by such Guarantor party thereto, as applicable, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the respective properties or assets of such Guarantor or (ii) violate or result in a breach or an event of default under any of the terms of such Guarantor’s formation documents, any material contract or instrument to which such Guarantor is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which such Guarantor is subject or by which it or its property is bound, which violation, breach or event of default is reasonably likely to have a material adverse effect on the financial condition of such Guarantor and its subsidiaries, taken as a whole, or the ability of such Guarantor to perform its obligations under this Agreement, its respective Guarantee or, in the case of the Note Guarantor, the Issuing and Paying Agency Agreement.
     2.15 Such Guarantor’s Guarantee will rank at least pari passu with all other senior unsecured debt of such Guarantor.

     2.16 There is no litigation or governmental proceeding pending, or to the knowledge of such Guarantor threatened, against or affecting such Guarantor or any of its subsidiaries which is reasonably likely to result in a material adverse change in financial condition of such Guarantor and its subsidiaries taken as a whole or the ability of such Guarantor to perform its obligations under this Agreement, its Guarantee or, in the case of the Note Guarantor, the Issuing and Paying Agency Agreement.
     2.17 Such Guarantor is not an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     2.18 The Guarantor Information does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
     2.19 The issuance of the Guarantees in the manner contemplated hereby does not require registration under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof, and no indenture in respect of the Guarantees is required to be qualified under the Trust Indenture Act of 1939, as amended.
     2.20 Each issuance of Notes by the Issuer hereunder and each amendment or supplement to the Private Placement Memorandum shall be deemed a representation and warranty by the Issuer and each Guarantor, as applicable, to the Dealer, as of the date thereof, that, both before and after giving effect to such issuance and after giving effect to such amendment or supplement, (i) the representations and warranties given by the Issuer and such Guarantor set forth above in this Section 2 remain true and correct on and as of such date as if made on and as of such date and (ii) in the case of an issuance of Notes, since the date of the most recent Private Placement Memorandum, there has been no material adverse change in the business, operations or financial condition of the Issuer or such Guarantor and its respective subsidiaries, taken as a whole, which has not been disclosed to the Dealer.
Section 3. Covenants and Agreements of Issuer and Guarantors
The Issuer and each Guarantor covenants and agrees, as applicable, that:
     3.1 The Issuer will give the Dealer prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of, or waiver with respect to, the Notes, any Guarantee or the Issuing and Paying Agency Agreement, including a complete copy of any such amendment, modification or waiver.
     3.2 The Issuer shall, whenever there shall occur any change in the business, operations or financial condition of the Issuer or a Guarantor or any development or occurrence in relation to the Issuer or a Guarantor that would be materially adverse to holders of the Notes or potential holders of the Notes, promptly, and in any event prior to any subsequent issuance of Notes hereunder, notify the Dealer (by telephone, confirmed in writing) of such change, development, or occurrence; provided that, to the extent any such development or occurrence is described in reasonable detail in any periodic or current report of the Issuer on file with the Securities and Exchange Commission and available to the Dealer on a timely basis, the Dealer shall be deemed notified in accordance herewith.
     3.3 The Issuer and each Guarantor shall from time to time furnish to the Dealer such publicly released information with respect to the Issuer or the Guarantors as the Dealer may reasonably request, including, without limitation, any press releases or other publicly released material provided by the Issuer or any Guarantor to any national securities exchange or rating agency, regarding (i) the Issuer’s and such Guarantor’s operations and financial condition, (ii) the due authorization and execution of the Notes or the applicable Guarantee and (iii) the Issuer’s ability to pay the Notes as they mature or such Guarantor’s ability to make payments under its Guarantee.
     3.4 The Issuer and each Guarantor will take such action as the Dealer may from time to time reasonably request to ensure that each offer and each sale of the Notes in the manner contemplated hereby will comply with any applicable state Blue Sky laws; provided, that neither the Issuer nor any of the Guarantors shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
     3.5 The Issuer shall not issue Notes hereunder until the Dealer shall have received (a) an opinion of counsel to the Issuer and the Guarantors, addressed to the Dealer, reasonably satisfactory in form and substance to the Dealer, (b) a copy of the executed Guarantees, (c) a copy of the executed Issuing and Paying Agency Agreement, (d) a copy of resolutions adopted by the Board of Directors of the Issuer, reasonably satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Issuer, authorizing execution and delivery by the Issuer of this Agreement, the Issuing and Paying Agency Agreement and the Notes and consummation by the Issuer of the transactions contemplated hereby and thereby, (e) a copy of resolutions adopted by the Board of Directors of each Guarantor, reasonably satisfactory in form and substance to the Dealer and certified by the Secretary or Assistant Secretary of the applicable Guarantor authorizing, as applicable, the execution and delivery by such Guarantor of this Agreement, its Guarantee and (in the case of the Note Guarantor) the Issuing and Paying Agency Agreement and consummation by such Guarantor of the transactions contemplated hereby and thereby, (f) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC dated February 16, 2011 and (g) such other certificates, opinions, letters and documents as the Dealer shall have reasonably requested.
     3.6 The Issuer shall not issue Notes such that the aggregate principal amount outstanding at any time would exceed the total amount of the available revolving credit commitments then in effect that may be drawn upon to pay the Notes under (a) the Credit Agreement dated as of January 19, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Revolving Credit Agreement”), among Time Warner Inc., Time Warner International Finance Limited, the Lenders party thereto, and Citibank, N.A., as administrative agent and (b) any other financing arrangements that replace or supplement the Revolving Credit Agreement.
Section 4. Disclosure
     4.1 The Private Placement Memorandum and its contents (other than the Dealer Information) shall be the sole responsibility of the Issuer and the Guarantors. The Private Placement Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Issuer and the Guarantors concerning the offering of Notes and to obtain relevant additional information which the Issuer or the Guarantors possess or can acquire without unreasonable effort or expense.
     4.2 Each of the Issuer and each Guarantor agrees to furnish the Dealer with the Company Information and the Guarantor Information promptly as it becomes available.
     4.3 (a) The Issuer and each Guarantor further agree to notify the Dealer promptly upon the occurrence of any event relating to or affecting it that would cause the Company Information or the Guarantor Information then in existence to include an untrue statement of material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.
          (b) In the event that the Issuer or a Guarantor gives the Dealer notice pursuant to Section 4.3(a) and the Dealer notifies the Issuer that it then has Notes it is holding in inventory, the Issuer agrees promptly to supplement or amend the Private Placement Memorandum so that such Private Placement Memorandum, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer shall make such supplement or amendment available to the Dealer.

          (c) In the event that (i) the Issuer or a Guarantor gives the Dealer notice pursuant to Section 4.3(a) and (ii) the Dealer does not notify the Issuer that it is then holding Notes in inventory and (iii) the Issuer chooses not to promptly amend or supplement the Private Placement Memorandum in the manner described in clause (b) above, then all solicitations and sales of Notes shall be suspended until such time as the Issuer has so amended or supplemented the Private Placement Memorandum, and made such amendment or supplement available to the Dealer.
     4.4 The Issuer agrees that it shall not have outstanding at any time Notes issued in an aggregate amount in excess of the authorized amount of the respective Guarantees.
Section 5. Indemnification and Contribution
     5.1 The Issuer and the Guarantors, jointly and severally, will indemnify and hold harmless the Dealer, each individual, corporation, partnership, trust, association or other entity controlling the Dealer, any affiliate of the Dealer or any such controlling entity and their respective directors, officers, employees, partners, incorporators, shareholders, servants, trustees and agents (hereinafter the “Indemnitees”) against any and all liabilities, penalties, suits, causes of action, losses, damages, claims, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) or judgments of whatever kind or nature (each a “Claim”), imposed upon, incurred by or asserted against the Indemnitees arising out of or based upon (i) any allegation that the Private Placement Memorandum, the Company Information or, the Guarantor Information included (as of any relevant time) or includes an untrue statement of a material fact or omitted (as of any relevant time) or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) the breach by the Issuer or a Guarantor of any agreement, covenant or representation made in or pursuant to this Agreement. This indemnification shall not apply to the extent that the Claim arises out of or is based upon Dealer Information or the gross negligence or willful misconduct of the Dealer in the performance, or failure to perform, its obligations under this Agreement.
     5.2 Provisions relating to claims made for indemnification under this Section 5 are set forth on Exhibit B to this Agreement.
     5.3 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 5 is held to be unavailable or insufficient to hold harmless the Indemnitees, although applicable in accordance with the terms of this Section 5, the Issuer and the Guarantors, jointly and severally shall contribute to the aggregate costs incurred by the Dealer in connection with any Claim in the proportion of the respective economic interests of the Issuer and the Guarantors, on the one hand, and the Dealer, on the other hand; provided, however, that such contribution by the Issuer and the Guarantors shall be in an amount such that the aggregate costs incurred by the Dealer do not exceed the aggregate of the commissions and fees earned by the Dealer hereunder with respect to the issue or issues of Notes to which such Claim relates. The respective economic interests shall be calculated by reference to the aggregate proceeds to the Issuer of the Notes issued hereunder and the aggregate commissions and fees earned by the Dealer hereunder.
Section 6. Definitions
     6.1 “Claim” shall have the meaning set forth in Section 5.1.
     6.2 “Company Information” at any given time shall mean the Private Placement Memorandum together with, to the extent applicable, (i) the Issuer’s most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, in each case as amended and/or restated from time to time, (ii) any other publicly available recent reports of the Issuer, including, but not limited to, any publicly available filings or reports provided to its shareholders, (iii) any other information or disclosure prepared pursuant to Section 4.3 hereof and (iv) any information prepared or approved by the Issuer for dissemination to investors or potential investors in the Notes.

     6.3 “Dealer” shall mean the Dealer named on the cover page of this Agreement.
     6.4 “Dealer Information” shall mean material concerning the Dealer and provided by the Dealer in writing expressly for inclusion in the Private Placement Memorandum.
     6.5 “DTC” shall mean The Depository Trust Company.
     6.6 “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.
     6.7 “Guarantor Information” at any given time shall mean information with respect to a Guarantor or the Guarantors contained in the Private Placement Memorandum together with, (i) to the extent prepared and publicly filed by the applicable Guarantor, the respective Guarantor’s most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, (ii) the Guarantor’s other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to its shareholders, (iii) any other information or disclosure prepared pursuant to Section 4.3 hereof and (iv) any information prepared or approved by the respective Guarantor for dissemination to investors or potential investors in the Notes.
     6.8 “Indemnitee” shall have the meaning set forth in Section 5.1.
     6.9 “Institutional Accredited Investor” shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.
     6.10 “Issuing and Paying Agency Agreement” shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended or supplemented from time to time.
     6.11 “Issuing and Paying Agent” shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement.
     6.12 “Non-bank fiduciary or agent” shall mean a fiduciary or agent other than (a) a bank, as defined in Section 3(a)(2) of the Securities Act, or (b) a savings and loan association, as defined in Section 3(a)(5)(A) of the Securities Act.
     6.13 “Private Placement Memorandum” shall mean offering materials prepared in accordance with Section 4 (including materials referred to therein or incorporated by reference therein) provided to purchasers and prospective purchasers of the Notes, and shall include amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement (other than any amendment or supplement that has been completely superseded by a later amendment or supplement).
     6.14 “Qualified Institutional Buyer” shall have the meaning assigned to that term in Rule 144A under the Securities Act.
     6.15 “Revolving Credit Agreement” shall have the meaning set forth in Section 3.6.
     6.16 “Rule 144A” shall mean Rule 144A under the Securities Act.
     6.17 “SEC” shall mean the U.S. Securities and Exchange Commission.
     6.18 “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

     6.19 “Sophisticated Individual Accredited Investor” shall mean an individual who (a) is an accredited investor within the meaning of Regulation D under the Securities Act and (b) based on his or her pre-existing relationship with the Dealer, is reasonably believed by the Dealer to be a sophisticated investor (i) possessing such knowledge and experience (or represented by a fiduciary or agent possessing such knowledge and experience) in financial and business matters that he or she is capable of evaluating and bearing the economic risk of an investment in the Notes and (ii) having not less than $5 million in investments (as defined, for purposes of this section, in Rule 2a51-1 under the Investment Company Act of 1940, as amended).
Section 7. General
     7.1 Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.
     7.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.
     7.3 The Issuer, each Guarantor and the Dealer agree that any suit, action or proceeding brought by any of them against another in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes shall be brought solely in the United States federal courts located in the borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. EACH OF THE DEALER, THE ISSUER AND EACH GUARANTOR WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     7.4 This Agreement may be terminated, at any time, by the Issuer, upon four business day’s prior notice to such effect to the Dealer, or by the Dealer upon four business day’s prior notice to such effect to the Issuer. Any such termination, however, shall not affect the obligations of the Issuer or the Guarantors under Sections 5 and 7.3 hereof or the respective representations, warranties, agreements, covenants, rights or responsibilities of the parties made or arising prior to the termination of this Agreement.
     7.5 This Agreement is not assignable by any party hereto without the written consent of the other parties, which consent shall not be unreasonably withheld, except that such consent shall not be required in connection with an assignment by the Dealer of its rights and obligations under this Agreement to an entity (“Successor Entity”) in which the Dealer merges or which acquires all or substantially all of the Dealer’s assets (including its rights and obligations under this Agreement) if the debt rating given by each of Standard & Poor’s and Moody’s to the long-term senior unsecured debt of the Successor Entity is not lower than the debt rating given by Standard & Poor’s or Moody’s, as applicable, to the long-term senior unsecured debt of the Dealer.
     7.6 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     7.7 This Agreement shall inure to the benefit of and be binding upon the Issuer, each Guarantor and the Dealer and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.
     7.8 The parties acknowledge and agree that effective upon the execution and delivery of this Agreement, the Commercial Paper Dealer Agreement among the Issuer, Historic TW Inc., TW AOL

Holdings Inc., the Supplemental Guarantors and the Dealer, dated as of January 25, 2007, relating to the sale and placement of short-term promissory notes within the United States (the “Prior Agreement”) shall terminate (other than those provisions which are expressed in the Prior Agreement to survive termination) and the parties waive the required notice period in Section 7.3 of the Prior Agreement.
     7.9 The Issuer and Guarantors acknowledge and agree that in connection with the purchase and sale of the Notes or any other services the Dealer may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Dealer: (i) except to the extent explicitly set forth herein, no fiduciary or agency relationship between the Issuer and Guarantors, on the one hand, and the Dealer, on the other, exists in respect of this Agreement or the purchase and sale of the Notes; (ii) the Dealer is not acting as advisor, expert or otherwise, to either the Issuer or any of the Guarantors, including, without limitation, with respect to the determination of the offering price of the Notes, and such relationship between the Issuer and the Guarantors, on the one hand, and the Dealer, on the other, is entirely and solely commercial, based on arms-length negotiations; and (iii) the Dealer and its affiliates may have interests that differ from those of the Issuer or the Guarantors.
     7.10 Upon the release of a Guarantee and of the applicable Guarantor from its obligations under such Guarantee in accordance with such Guarantee, such Guarantor shall cease to be a party to this Agreement, without any notice or action being required.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

Time Warner Inc., as Issuer
By:
Name:	Edward B. Ruggiero
Title:	Senior Vice President and Treasurer

Historic TW Inc., as Note Guarantor
By:
Name:	Edward B. Ruggiero
Title:	Senior Vice President and Treasurer

Home Box Office, Inc., as Supplemental Guarantor
By:
Name:	Edward B. Ruggiero
Title:	Senior Vice President and Assistant Treasurer

Turner Broadcasting System, Inc., as Supplemental Guarantor
By:
Name:	Edward B. Ruggiero
Title:	Senior Vice President and Assistant Treasurer

[•], as Dealer
By:
Name:
Title:

ADDENDUM
1.	The dealers referred to in clause (b) of Section 1.2 of the Agreement are: [•].

2.	The addresses of the respective parties for purposes of notices under Section 7.1 are as follows:

For the Issuer:

Address:	Time Warner Inc.
One Time Warner Center
New York, NY 10019
Attention: Treasurer
Telephone: (212) 484-8378

With a copy to the same address:

Attention: Assistant Treasurer, Treasury Operations
Telephone: (212) 484-8378

For the Guarantors:

Address:	Historic TW Inc.
One Time Warner Center
New York, NY 10019
Attention: Treasurer
Telephone: (212) 484-8378

With a copy to the same address:

Attention: Assistant Treasurer, Treasury Operations
Telephone: (212) 484-8378

Address:	Home Box Office, Inc.
1100 Avenue of the Americas
New York, NY 10036
Attention: Assistant Treasurer
Telephone number: (212) 484-8378

With a copy to Time Warner at its address set forth above.

Address:	Turner Broadcasting System, Inc.
One CNN Center
Atlanta, GA 30303
Attention: Assistant Treasurer
Telephone number: (212) 484-8378

With a copy to Time Warner at its address set forth above.

For the Dealer:
Address: [•]
Telephone number: [•]
Fax number: [•]

EXHIBIT A
FORM OF LEGEND FOR
PRIVATE PLACEMENT MEMORANDUM AND NOTES
THE NOTES AND THE GUARANTEES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES AND THE GUARANTEES AND THE GUARANTORS, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT AND WHICH, IN THE CASE OF AN INDIVIDUAL, (i) POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT HE OR SHE IS CAPABLE OF EVALUATING AND BEARING THE ECONOMIC RISK OF AN INVESTMENT IN THE NOTES AND (ii) HAS NOT LESS THAN $5 MILLION IN INVESTMENTS (AS DEFINED, FOR PURPOSES OF THIS PARAGRAPH, IN RULE 2A51-1 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) (AN “INSTITUTIONAL ACCREDITED INVESTOR” OR “SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR”, RESPECTIVELY) AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN SUCH A BANK OR SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR (i) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE OR (ii) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER (“QIB”) WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (i) TO THE ISSUER OR TO __________________________ OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE “PLACEMENT AGENTS”), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (ii) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR OR A QIB BY A PLACEMENT AGENT OR (iii) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

EXHIBIT B
FURTHER PROVISIONS RELATING
TO INDEMNIFICATION
     (a) The Issuer and the Guarantors, jointly and severally agree to reimburse each Indemnitee for all expenses (including reasonable fees and disbursements of external counsel) as they are incurred by it in connection with investigating or defending any loss, claim, damage, liability or action in respect of which indemnification may be sought under Section 5 of the Agreement (whether or not it is a party to any such proceedings).
     (b) Promptly after receipt by an Indemnitee of notice of the existence of a Claim, such Indemnitee will, if a claim in respect thereof is to be made against the Issuer or any Guarantor, notify the Issuer and such Guarantor in writing of the existence thereof; provided that (i) the omission so to notify either or both the Issuer or such Guarantor will not relieve either of them from any liability which it may have hereunder unless and except to the extent it did not otherwise learn of such Claim and such failure results in the forfeiture by each of them of substantial rights and defenses and (ii) the omission so to notify the Issuer or such Guarantor will not relieve it from liability which it may have to an Indemnitee otherwise than on account of this indemnity agreement. In case any such Claim is made against any Indemnitee and it notifies the Issuer and the Guarantors of the existence thereof, the Issuer and the Guarantors will be entitled to participate therein, and to the extent that any of them may elect by written notice delivered to the Indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee; provided that if the defendants in any such Claim include both the Indemnitee and the Issuer or any Guarantor and the Indemnitee shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Issuer or such Guarantor(s), neither the Issuer nor such Guarantor(s) shall have the right to direct the defense of such Claim on behalf of such Indemnitee, and the Indemnitee shall have the right to select separate counsel reasonably satisfactory to the Issuer to assert such legal defenses on behalf of such Indemnitee. Upon receipt of notice from the Issuer or a Guarantor to such Indemnitee of the election of the Issuer or such Guarantor(s) so to assume the defense of such Claim and approval by the Indemnitee of counsel, the Issuer and such Guarantor(s) will not be liable to such Indemnitee for expenses incurred thereafter by the Indemnitee in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the Indemnitee shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the Issuer and the Guarantors shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel in the jurisdiction in which any Claim is brought), approved by the Dealer, representing the Indemnitee who is party to such Claim), (ii) the Issuer or such Guarantor(s) shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of existence of the Claim or (iii) the Issuer or any Guarantor has authorized in writing the employment of counsel for the Indemnitee. The indemnity, reimbursement and contribution obligations of the Issuer and the Guarantors hereunder shall be in addition to any other liability the Issuer and the Guarantors may otherwise have to an Indemnitee and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Issuer, the Guarantors and any Indemnitee. The Issuer and each Guarantor agrees that without the Dealer’s prior written consent it will not settle, compromise or consent to the entry of any judgment in any Claim in respect of which any Indemnitee is or could have been a party and indemnification may be sought under the indemnification provision of the Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnitee from all liability arising out of such Claim and (ii) does not include a statement as to or an admission of fault, culpability or failure to act, buy or on behalf of any Indemnitee; provided, that if the conditions set forth in clauses (i) and (ii) are satisfied, the Dealer shall not unreasonably without or delay its consent to a settlement, compromise or consent to the entry of a judgment in respect of such a Claim.

EXHIBIT C
FORM OF GUARANTEE
     GUARANTEE, dated as of February 16, 2011 (this “Guarantee”), of HISTORIC TW INC., a Delaware corporation (the “Note Guarantor”).
     The Note Guarantor, for value received, hereby irrevocably guarantees payment in full, as and when the same becomes due and payable, of the principal of and interest, if any, on the promissory notes (the “Notes”) issued by TIME WARNER INC., a Delaware corporation (the “Company”), from time to time pursuant to the Issuing and Paying Agency Agreement, dated as of February 16, 2011, as the same may be amended, supplemented or modified from time to time (the “Agreement”), among the Company, the Note Guarantor and JPMorgan Chase Bank, National Association (“JPMorgan”) in the form of (i) certificated notes or (ii) book-entry obligations evidenced by a master note payable to The Depository Trust Company or its nominee. The Note Guarantor’s obligations under this Guarantee shall be unconditional, irrespective of the validity or enforceability of any provision of the Agreement or the Notes.
     This Guarantee is a guaranty of the due and punctual payment (and not collectibility) of all obligations of the Company in respect of the Notes and, unless the Note Guarantor is released from its obligations hereunder as provided below, shall remain in full force and effect until all amounts have been validly, finally and irrevocably paid in full, and shall not be affected in any way by any circumstance or condition whatsoever, including without limitation (a) the absence of any action to obtain such amounts from the Company, (b) any variation, extension, waiver, compromise or release of any or all of the obligations of the Company under the Agreement or the Notes or of any collateral security therefor or (c) any change in the existence or structure of, or the bankruptcy or insolvency of, the Company or by any other circumstance (other than by complete, irrevocable payment) that might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Note Guarantor waives all requirements as to promptness, diligence, presentment, demand for payment, protest and notice of any kind with respect to the Agreement and the Notes.
     Any term or provision of this Guarantee to the contrary notwithstanding, the maximum aggregate amount of the Note Guarantor’s obligations hereunder shall not exceed the maximum amount that can be hereby guaranteed without rendering this Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.
     Any term or provision of this Guarantee to the contrary notwithstanding, the Note Guarantor shall be automatically released from its obligations under this Guarantee, and the guaranty of the Note Guarantor shall be automatically released, upon receipt by JPMorgan of a certificate of a Responsible Officer of the Company certifying that the Note Guarantor has no outstanding Indebtedness for Borrowed Money as of the date of such certificate, other than any other guarantee of Indebtedness for Borrowed Money that will be released concurrently with the release of this Guarantee. Capitalized terms used in this paragraph but not defined herein have the meaning assigned to them in the Credit Agreement, dated as of January 19, 2011 among the Company, Time Warner International Finance Limited, the lenders party thereto and Citibank, N.A., as Administrative Agent).
     This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment of the Company, in whole or in part, is rescinded or must otherwise be returned by the holder upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made; provided that this Guarantee shall not be so reinstated if released as provided above.
     This Guarantee shall be governed by and construed in accordance with the law of the State of New York.

HISTORIC TW INC.
By:

EXHIBIT D
FORM OF SUPPLEMENTAL GUARANTEE
     SUPPLEMENTAL GUARANTEE, dated as of February 16, 2011 (this “Supplemental Guarantee”), of [Name of Supplemental Guarantor], a corporation organized under the laws of ___________ (the “Supplemental Guarantor”).
     The Supplemental Guarantor, for value received, hereby irrevocably guarantees the full payment of all monetary obligations of Historic TW Inc., a Delaware corporation (“HTW”), under the Guarantee (the “HTW Guarantee”) dated the date hereof given by HTW with respect to the payment of principal and interest on promissory notes the (“Notes”) issued by Time Warner Inc., a Delaware corporation (the “Issuer”), from time to time pursuant to the Issuing and Paying Agency Agreement, dated as of February 16, 2011, as the same may be amended, supplemented or modified from time to time (the “Agreement”), among the Issuer, HTW and JPMorgan Chase Bank, National Association (“JPMorgan”), in the form of (i) certificated notes or (ii) book-entry obligations evidenced by a master note payable to The Depository Trust Company or its nominee, as and when the same becomes due and payable. The Supplemental Guarantor’s obligations under this Supplemental Guarantee shall be unconditional, irrespective of the validity or enforceability of any provision of the Agreement, the Notes or the HTW Guarantee.
     This Supplemental Guarantee is a guaranty of the due and punctual payment (and not collectibility) of all obligations of HTW in respect of the HTW Guarantee and, unless the Supplemental Guarantor is released from its obligations hereunder as provided below, shall remain in full force and effect until all amounts have been validly, finally and irrevocably paid in full, and shall not be affected in any way by any circumstance or condition whatsoever, including without limitation (a) the absence of any action to obtain such amounts from HTW or the Issuer, (b) any variation, extension, waiver, compromise or release of any or all of the obligations of HTW under the HTW Guarantee or the Issuer under the Agreement or the Notes or of any collateral security therefor, or (c) any change in the existence or structure of, or the bankruptcy or insolvency of, HTW or the Issuer or by any other circumstance (other than by complete, irrevocable payment) that might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Supplemental Guarantor waives all requirements as to promptness, diligence, presentment, demand for payment, protest and notice of any kind with respect to the HTW Guarantee, the Agreement or the Notes.
     Any term or provision of this Supplemental Guarantee to the contrary notwithstanding, the maximum aggregate amount of the Supplemental Guarantor’s obligations hereunder shall not exceed the maximum amount that can be hereby guaranteed without rendering this Supplemental Guarantee voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.
     Any term or provision of this Supplemental Guarantee to the contrary notwithstanding, the Supplemental Guarantor shall be automatically released from its obligations under this Supplemental Guarantee, and the guaranty of the Supplemental Guarantor shall be automatically released, upon receipt by JPMorgan of a certificate of a Responsible Officer of the Company certifying that the Supplemental Guarantor has no outstanding Indebtedness for Borrowed Money as of the date of such certificate, other than any other guarantee of Indebtedness for Borrowed Money that will be released concurrently with the release of this Supplemental Guarantee. Capitalized terms used used in this paragraph but not defined herein have the meaning assigned to them in the Credit Agreement, dated as of January 19, 2011 among the Company, Time Warner International Finance Limited, the lenders party thereto and Citibank, N.A., as Administrative Agent).
     This Supplemental Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment of HTW, in whole or in part, is rescinded or must otherwise be returned by the holder upon the insolvency, bankruptcy or reorganization of HTW or otherwise, all as though such payment had not been made; provided that this Supplemental Guarantee shall not be so reinstated if released as provided above.
     This Supplemental Guarantee shall be governed by and construed in accordance with the law of the State of New York.

[NAME OF SUPPLEMENTAL GUARANTOR]
By: